UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

___________
Date of Report (Date of earliest event reported):
April 14, 2011 (April 13, 2011)
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MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on April 14, 2011 (the “Initial Form 8-K”) to amend and supplement Item 9.01 of the Initial Form 8-K.  As described in the Initial Form 8-K, the Company acquired all of the outstanding common stock of NGAS Resources, Inc. (“NGAS”) pursuant to a statutory plan of arrangement under British Columbia law on April 13, 2011.  This Amendment No. 1 is being filed to include pro-forma financial information as required by Item 9.01 of Form 8-K.  This Amendment No. 1 continues to speak as of the date of the filing of the Initial 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 9.01.  Financial Statements and Exhibits.

(b)           Pro forma financial information.

 The following financial information is incorporated by reference into Exhibit 99.2 hereto:

•	Unaudited pro forma financial information as of and for the year ended December 31, 2010, and the notes related thereto.

(d)           Exhibits.

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of December 23, 2010, between the Company and NGAS Resources, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on December 30, 2010)*

10.1	Second Amended and Restated Credit Agreement, dated April 13, 2011 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on April 14, 2011)*
99.1
The historical audited consolidated financial statements of NGAS and its subsidiaries as of December 31, 2009 and 2010 and for the years then ended, and the notes related thereto (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on March 9, 2011)

99.2	Unaudited pro forma financial information as of and for the year ended December 31, 2010, and the notes related thereto.
*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

Additional Information About the Proposed Acquisition of NuLoch Resources, Inc.

In connection with the proposed acquisition of NuLoch Resources, Inc. (“NuLoch”), the Company has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

The definitive proxy statement has been mailed to the Company’s stockholders seeking their approval of the issuance of the Company shares as consideration for the proposed transaction, including the Company shares issuable upon exchange of certain exchangeable shares that may be issued in connection with the transaction.  The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations. In addition, the definitive proxy statement and other relevant materials filed with the SEC are available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at www.magnumhunterresources.com.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the Company’s definitive proxy statement for the transaction, which was filed with the SEC on April 1, 2011.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company shares and the exchangeable shares to be issued in the proposed transaction in exchange for NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The arrangement agreement for the transaction contemplates that the issuance of the Company shares upon exchange of the exchangeable shares will be registered under the Securities Act.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 28, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of December 23, 2010, between the Company and NGAS Resources, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on December 30, 2010)*

10.1	Second Amended and Restated Credit Agreement, dated April 13, 2011 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on April 14, 2011)*
99.1
The historical audited consolidated financial statements of NGAS and its subsidiaries as of December 31, 2009 and 2010 and for the years then ended, and the notes related thereto (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on March 9, 2011)

99.2	Unaudited pro forma financial information as of and for the year ended December 31, 2010, and the notes related thereto.
*	The exhibits and the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.